Cytori Therapeutics Enhancing lives through novel cell therapies Corporate Update I September 2016 Exhibit 99.1

Forward Looking Statements and Disclaimers 33% 15% 11% 22% 19% OTHER USA EU JAPAN ASIA-PACIFIC This presentation contains certain ‘forward-looking statements’ about Cytori Therapeutics, Inc. All statements, other than statements of historical fact, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Such statements are based upon certain assumptions and assessments made by our management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. The forward-looking statements included in this presentation, involve known and unknown risks that relate to future events or our future financial performance and the actual results could differ materially from those discussed in this presentation. Some of those forward-looking statements include statements regarding: our financial condition and prospects; our commercialized and pipeline products and technologies; the timing and conduct of our clinical trials and other parties’ clinical trials involving Cytori Cell Therapy, including associated financial, clinical and regulatory burdens and projected timing for trial approval, enrollment and completion; the various medical indications and markets that may be addressed by Cytori Cell Therapy; the potential effectiveness of Cytori Cell Therapy, including clinical outcomes; conduct of our European managed access program; anticipated uses of clinical trial data; regulatory, reimbursement and commercial strategies and pathways; potential costs and other adverse effects of diseases targeted for treatment by our products, including the Celution system, and; anticipated future funding and contract revenues. Some risks and uncertainties related to such forward looking statements include risks and uncertainties regarding: the funding, conduct and completion of our clinical trials and other parties’ clinical trials involving Cytori Cell Therapy; our ability to successfully execute our managed access program; uncertain clinical outcomes; regulatory uncertainties (including potentially adverse decisions regarding our existing and expected regulatory registrations, approvals and authorizations), unfavorable reimbursement outcomes; inability to access sufficient capital on acceptable terms (including inability to fund, or find third party sources to fund, our proposed clinical trials or continued development of our technologies), failure to maintain our substantially reduced cash burn; failure to achieve projected product revenue and contract revenue growth; our and our partners’ failure to launch products and grow revenues in markets where we currently forecast sales; our abilities to service, pay and/or refinance our corporate debt; availability of future government funding and changes in government procurement priorities; the U.S. federal government’s ability to reduce, modify or terminate the BARDA contract if it determines it is in its best interests to do so; increasing or unanticipated competitive pressures; potential performance issues with our products and technologies; lack of customer acceptance of our technologies; inability to find commercial partners for our therapies; and other risks and uncertainties described under the "Risk Factors" section in our Securities and Exchange Commission Filings on Form 10-K and Form 10-Q. These risks and uncertainties may cause our actual results to differ materially from those discussed in this presentation. We advise reading our most recent annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission for a more detailed description of these risks. The forward-looking statements contained in this presentation represent our estimates and assumptions only as of the date of this presentation and we undertake no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation as a result of new information, future events or changes in our expectations. Caution: Within the U.S., the Celution System is an investigational device limited by U.S. law to investigational use. The following trademarks are owned by Cytori Therapeutics: Celase, Celution, Celution (with design), Cytori Therapeutics, Cytori (with design) and Cytori Cell Therapy.  All third party trademarks are the property of their respective owners.

Cytori Overview Late stage cell therapy company, forecasted breakeven 2018 Three phase III trials complete or enrolling Fully enrolled US phase III scleroderma trial, data 2017 Recent US Phase II trial readout in knee osteoarthritis Up to $106m US government (BARDA) contract, anticipate clinical trial milestone 2017 Product revenue growth & contracting revenue- narrowing burn

Cytori Cell Therapy: Clinical Pipeline

Therapeutic	Pre-Clinical	Phase I/II	Phase III	Market (Estimate)
Scleroderma Associated Hand Dysfunction				
ECCS-50	Enrollment Complete			>$1B
ECCS-50	Enrolling[1]			>$500M
Knee Osteoarthritis				
ECCO-50	Top-line preliminary results			>$3B
Urinary Incontinence				
ECCI-50	Enrolling[2]			>$75M
Cutaneous Radiation & Thermal Injury				
DCCT-10	Preclinical[3]			>$50M

[1] Cytori-supported, Investigator-initiated trial
[2] Japan Govt Sponsorship
[3] Funded by BARDA (US Govt.)

cytori 9/13/2016 4

Cytori Cell Therapy: Same Day Procedure TIME £ 30 Min £ 120 Min 5 - 30 Min PROCESS HARVEST Small Volume Liposuction (100-360 mL) PROCESS Celution® System Tissue Processing, Cell Isolation & Dose Preparation DELIVER Cytori® Cell TherapyTM Delivery Bedside Manufacture proprietary consumables, software, and reagents Adipose Tissue Non-Viable Cellular Debris, Waste & Enzymes Adipose Derived Regenerative Cells (ADRCs) Hand Scleroderma Knee Osteoarthritis 1 2 3

Cytori Cell Therapy: Why Adipose? Cells sourced from autologous adipose tissue Heterogeneous and uncultured- ADRC potency advantage Cell therapeutic manufactured in bedside GMP process Stem & Stromal Cells Leukocytes Tissue Macrophages Endothelial Vascular SMCs Adipose-derived regenerative cells- Clinical grade, heterogeneous cell population highly-enriched for adipose-derived stem, stromal, vascular, and immunoregulatory cell types Metabolic reservoir High baseline angiogenic potential Immune organ Stem cells & progenitors

Cytori Cell Therapy: Mechanism of Action Cytori Cell Therapy is being developed with the goal of beneficially modulating multiple key pathologic processes which are anticipated to reduce pain and disability and improve quality of life Promotes angiogenesis Normalization of vessel architecture Improved vasomotor function1-5 Reduces development of fibrosis Remodels existing fibrosis2,10,11 Modulates expression of pro- and anti-inflammatory factors Modulates the function of pro- and anti-inflammatory cells3, 6-9, 1. Foubert et al (2015); 2. Koh et al (2011); 3. Premaratne (2011); 4. Morris et al (2015); 5. Eguchi et al (2015); 6. Feng et al (2010); 7. Hao et al (2014); 8. Dong et al (2013); 9. Data on file (Cytori); 10. Serratrice et al (2014); 11. Data on file (Cytori) Inflammation Fibrosis/Wound Remodeling Angiogenesis/Vasculopathy

Lead Indication: Scleroderma

Scleroderma

Scleroderma or Systemic Sclerosis

- Rare autoimmune condition
- Affects Women: Men, 4:1
- US Prevalence: 50,000 patients
- >90% of patients have hand disability
  - Fibrosis, pain, and edema result in diminished mobility and hand function even with standard medical care
  - Severe vasomotor symptoms



Raynaud's Phenomenon



Ulceration and Edema

Pathophysiology

Endothelial Dysfunction → *Vascular Damage* → *Chronic Inflammation* → *Fibrosis* → *Diminished Hand Function* → *Ulcers & Amputation*

Cytori Cell Therapy

Preclinical and in vitro studies report modulation of perivascular inflammation, improved endothelial function, and reduction of extracellular matrix (fibrosis)

Images reproduced with permission of the nonprofit International Scleroderma Network at sclero.org
Image on left by D Niklas, https://commons.wikimedia.org/wiki/File:Raynaud-Syndrom.JPG used under CC license
Image on right reproduced with permission of the nonprofit International Scleroderma Network at sclero.org cytori 9/13/2016 9

Scleroderma: Market Overview

Current Standard of Care

- No therapies approved for treatment of hand dysfunction in scleroderma patients
- Existing 1st and 2nd line treatments for treatment of Raynaud's Phenomenon or other aspects of scleroderma are often inadequate and/or poorly tolerated
- Existing 3rd line treatments are costly ($30-$100k) and often very poorly tolerated

Diagnosis

- Average age: 30's-50's

1st/2nd Line Therapies

Inadequately effective and/or poorly tolerated in ~50% of patients[1,2]

- Calcium channel blockers (eg: nifedipine)
- PDE5 inhibitors (eg: sildenafil)
- Topical nitrates
- Side effects: headache, dizziness, flushing, tachycardia, and edema

3rd Line Therapies

Expensive, often poorly-tolerated; doses titrated to tolerance rather than to symptom relief

- Endothelin-1 receptor antagonist (eg: Bosentan)
- Intravenous (IV) prostaglandin (PG) analog (eg: Iloprost)
- Pain due to severe ischemia may require the use of analgesics
- Immunosuppressive agents (eg: methotrexate, cyclophosphamide, azathioprine, mycophenolate)
- Surgical sympathectomy

cytori

1. Thompson et al Arthritis Rheum. 2001;44(8):1841-7
2. Herrick (2008) BMJ Clin Evidence 09:1125

9/13/2016 10

Scleroderma: Treatment Approach Ambulatory Procedure room Local or mild conscious sedation Single administration ECCS-50 0.5cc injection to each side of each finger

Pilot/Phase I SCLERADEC I Trial

	SCLERADEC I
Study size	12
Randomization	Open label
Administration	Single administration (~4m cells/finger)
Sites	Single site - Marseille, France
Endpoints	• Cochin Hand Function Scale • Raynaud's Condition Score • Scleroderma Health Assessment Questionnaire • Pain • Modified Rodnan Skin Score • Capillaroscopy • Adverse events • Other
Follow-Up	24 months
Status	**Complete**


RHEUMATOLOGY


Annals of the
Rheumatic
Diseases
The EULAR Journal
eular BMJ

- **Six and 12 month data published**[1,2]
- **24 month data presented at Systemic Sclerosis World Congress in Lisbon, Portugal, February 19, 2016**

1. Granel et al (2014); Ann Rheum Dis Aug 11: doi: 10.1136/annrheumdis-2014-205681
2. Guillaume-Jugnot et al (2015) Rheumatol. 10.1093/rheumatology/kev323 cytori 9/13/2016 12

SCLERADEC I Improvement Through 24 months

ECCS-50 Treatment led to improvement in hand function, Raynaud's phenomenon, and pain


Cochin Hand Function Score
Cochin Hand Function Score (/92)
0
10
20
30
40
50
60
p<0.001
Baseline
2
6
12
24
Time After Treatment (months)


Raynaud's Condition Score
Raynaud's Condition Score (/100)
0
10
20
30
40
50
60
70
80
p<0.001
Baseline
2
6
12
24
Time After Treatment (months)


Pain
Pain (/100)
0
10
20
30
40
50
60
70
p<0.001
p=0.052
p=0.01
Baseline
2
6
12
24
Time After Treatment (months)


Scleroderma Health Assessment Questionnaire
SHAQ (/3)
0
0.2
0.4
0.6
0.8
1
1.2
1.4
1.6
p<0.002
Baseline
2
6
12
24
Time After Treatment (months)

Key Observation:

- Concordant reduction (~50%) in four key symptomatic patient reported outcomes
- Efficacy sustained to two years following a single treatment cytori

1. 6-month data: Granel et al (2014); Ann Rheum Dis Aug 11: doi: 10.1136/annrheumdis-2014-205681
2. 12-month data: Guillaume-Jugnot et al (2015) Rheumatol. 10.1093/rheumatology/kev323
3. Magalon Systemic Sclerosis World Congress in Lisbon, Portugal, February 19, 2016

9/13/2016 13

Normal Range 15-39kg Normal Range 3.5-7.7kg SCLERADEC I- Other Endpoints Sustained improvement in hand strength & skin stiffness 330% improvement in pinch strength 20% improvement in grip strength p=0.005 12% improvement in mRSS of the hand p=0.004 p=0.05 1. 6-month data: Granel et al (2014); Ann Rheum Dis Aug 11: doi: 10.1136/annrheumdis-2014-205681 2. 12-month data: Guillaume-Jugnot et al (2015) Rheumatol. 10.1093/rheumatology/kev323 3. Magalon Systemic Sclerosis World Congress in Lisbon, Portugal, February 19, 2016

SCLERADEC I- Other Endpoints

Reduction in digital ulcers, improved microvascular architecture



40% improvement in number of ulcers



Number of Ulcers
16
14
12
10
8
6
4
2
0
Baseline
Two Months
Six Months
12 Months
24 Months
Time After Treatment



30-35% improvement in vascular suppression score



Vascular Suppression Score
2
1.5
1
0.5
0
p<0.001
Baseline
12 Months

VSS data at 24 months not available

Image at top reproduced with permission of the nonprofit International Scleroderma Network at sclero.org

1. 6-month data: Granel et al (2014); Ann Rheum Dis Aug 11: doi: 10.1136/annrheumdis-2014-205681
2. 12-month data: Guillaume-Jugnot et al (2015) Rheumatol. 10.1093/rheumatology/kev323
3. Magalon Systemic Sclerosis World Congress in Lisbon, Portugal, February 19, 2016

cytori
9/13/2016
15

Scleroderma: Ongoing Clinical Trials

Clinical/Regulatory Strategy

- EU SCLERADEC I trial data used to support US FDA STAR trial approval, potential EU Conditional Marketing Authorization
- US FDA STAR trial for US PMA approval
- US STAR trial ± SCLERADEC II to obtain Full Marketing Authorization

	STAR (Phase III)	SCLERADEC II (Phase III)*
Study size	88	40
Randomization	1:1, active: placebo	1:1 (dose from Pilot, placebo)
Crossover	Placebo, crossover at 48 weeks	Placebo, crossover at 24 weeks (cryo)
Sites	Up to 20 in USA	6 France
Primary Endpoint	Cochin Hand Function Score (CHFS) at 6 months	Cochin Hand Function Score at 3 months
Secondary Endpoints	CHFS, Raynaud's Condition Score, Scleroderma Health Assessment Questionnaire, Pain, Modified Rodnan Skin Score, Hand Mobility in Scleroderma Test, Adverse events	CHFS, Raynaud's Condition Score, Scleroderma Health Assessment Questionnaire, Pain, Modified Rodnan Skin Score, Capillaroscopy, Adverse events
Follow-Up	48 weeks	24 weeks
Status	**Enrolled, Data in mid-2017**	**Enrolling**

cytori

* Investigator-initiated trial

9/13/2016 16

Scleroderma - Projected Development Timeline 2015 2016 2017 2018 2019 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 STAR Enrollment, 12 Month Follow-Up & Data Analysis FDA PMA Submission & Panel Approval EMA MAA Submission for Full Marketing Authorization (based on STAR) Approval Phase III Data Conditional Approval Full Approval EMA Conditional MAA Submission for (based on SCLERADEC) Device (PMA) Drug (ATMP) EU Data Actual timelines may materially differ from current projections based on a variety of factors, including patient enrollment, regulatory issues and timelines (including EMA and FDA approval timelines), clinical results of the contemplated trials and other factors. Cytori cannot guarantee that it will receive conditional or normal EMA market authorization or FDA Actual timelines may PMA approval for its ECCS-50 therapy.

European Managed Access Program ❶ Provide ethical and compliant access to Cytori Cell TherapyTM, ECCS-50, for hand scleroderma patients prior to EMA marketing authorization ❷ Increase awareness of and facilitate a positive experience with Cytori Cell TherapyTM among healthcare providers in advance of commercial launch ❸ Track and collect key program data and documentation providing valuable insight regarding the demand for and use of Cytori Cell TherapyTM ❹ Implement a chargeable program in EMEA countries where regulations allow ❺ Launch the program in Q1 and begin treating patients in Y1 and close the program once reimbursement is attained in each EMEA country

Pipeline Indications Knee Osteoarthritis Urinary Incontinence Radiation/Thermal Burn

Knee Osteoarthritis Osteoarthritis Progressive loss of joint function Imbalance between anabolic (cartilage-forming) and catabolic (cartilage-destroying) processes driven by synovial inflammation Distinct from RA Epidemiology OA is the most common form of arthritis 13.9% of adults >25 years 33.6% (12.4 million) >65 years Estimated 26.9 million US adults (2005) Pathophysiology Ligament Damage Joint Instability / Misalignment Increased Load Microtrauma Inflammation Muscle Weakness Pain & Loss of Joint Function

Scientific Rationale: Cytori Cell Therapy in OA Pathophysiology of OA (persistent synovial inflammation leading to cartilage destruction) overlaps with other clinical indications in which Cytori Cell Therapy shown to have impact Combination of veterinary, preclinical, in vitro, and pilot clinical data indicate significant potential for symptomatic improvement and potential disease modification Opportunity: Biologic/Cell Therapy to better address gap between analgesics and surgical management

ACT-OA Trial

	Phase II (ACT-OA)
Study Size	94 enrolled
Randomization	1:1:1 (low dose, high dose, placebo)
Sites	12 US
Primary Endpoint	KOOS - pain on walking @ 12 weeks, not powered
Secondary Endpoints	KOOS, pain/function questionnaires, disease activity pain meds, SF-36, MRI@ 48 weeks
Follow-Up	48 weeks
Status	Enrolled, completed 48 week topline assessment
Next Steps	Partnership discussion ongoing for Phase III/commercial

48 Week Preliminary Data- Top-line Results

- No SAEs related to cell therapy or procedure
- Consistent 12, 24, 48 week trends favoring cell therapy effect in patient reported outcomes
- Pain PROs, pain on walking question @12 weeks- trends not reaching statistical significance
- Substantial effect from baseline to 12, 24, 48 week, active vs. placebo smaller on relative basis
- Consistent effect in MOAKS/MRI imaging in several parameters at 48 weeks cytori 9/13/2016 22

ACT-OA Trial Preliminary Top-line 48 Week Data, Patient Reported Outcomes



ACT-OA 'Placebo' Effect
Improvement Over Baseline
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
10
20
30
40
50
Time After Treatment (weeks)
Reported Placebo Range
KOOS Pain on Walking
KOOS Pain Subscore
Pain Standing on Target Leg
Pain Standing on Both Legs



KOOS Pain Subscore
Improvement Over Baseline
35
30
25
20
15
10
5
0
0 5 10 15 20 25 30 35 40 45 50
Time After Treatment (Weeks)



Pain on 50ft Walk VAS
Improvement Over Baseline
40
35
30
25
20
15
10
5
0
0 10 20 30 40 50
Time After Treatment (Weeks)



Reduction in Pain Rescue Meds (tabs/wk)
Improvement Over Baseline
10
8
6
4
2
0
0 10 20 30 40 50
Time After Treatment (Weeks)
**
*



OA Activity
Improvement Over Baseline
4
3.5
3
2.5
2
1.5
1
0.5
0
0 10 20 30 40 50
Time After Treatment (Weeks)
**
*



OA Damage
Improvement Over Baseline
3
2.5
2
1.5
1
0.5
0
0 10 20 30 40 50
Time After Treatment (Weeks)

Placebo
Treated

* p≤0.1
** p≤0.05
*** p≤0.01

cytori

*Internal top-line data analysis, final statistical analysis subject to external review.

9/13/2016 23

ACT-OA Trial Preliminary Top-line 48 Week Data, MRI or MOAKS Placebo Treated % Subjects with Worsened Regions % Subjects with Cartilage Worsening in Central/Medial Regions % Subjects with Worsening of Osteophyte Size Placebo Treated Percentage of Regions Worsening From a Baseline of Zero Percentage of Total Regions With Worsening Percentage of Subjects With Worsening * p≤0.1 ** p≤0.05 *** p≤0.01 ** ** *** *** ** % Subjects with Regions Worsening- From Baseline = 0 * * *** * * *Internal top-line data analysis, final statistical analysis subject to external review. MRI Regional Segmentation

ACT-OA Trial

	Phase II (ACT-OA)
Study Size	94 enrolled
Randomization	1:1:1 (low dose, high dose, placebo)
Sites	12 US
Primary Endpoint	KOOS - pain on walking @ 12 weeks, not powered
Secondary Endpoints	KOOS, pain/function questionnaires, disease activity pain meds, SF-36, MRI@ 48 weeks
Follow-Up	48 weeks
Status	Enrolled, completed 48 week topline assessment
Next Steps	Partnership discussion ongoing for Phase III/commercial

48 Week Preliminary Data- Top-line Results

- No SAEs related to cell therapy or procedure
- Consistent 12, 24, 48 week trends favoring cell therapy effect in patient reported outcomes
- Pain PROs, pain on walking question @12 weeks- trends not reaching statistical significance
- Substantial effect from baseline to 12, 24, 48 week, active vs. placebo smaller on relative basis
- Consistent effect in MOAKS/MRI imaging in several parameters at 48 weeks cytori 9/13/2016 25

Stress Urinary Incontinence Program

厚生労働省 Ministry of Health, Labour and Welfare

NAGOYA UNIVERSITY — GRADUATE SCHOOL OF MEDICINE, SCHOOL OF HEALTH SCIENCES

'ADRESU' Trial Objectives

- Approved, reimbursed therapy for SUI in men following prostate intervention
  - Unmet need for patients
- Support proof of concept in female incontinence

Support

- Investigator initiated with Cytori support
- Substantial funding via Japanese Ministry of Health, Labour and Welfare

Progress/Data

- Pilot clinical trial data published [1,2]
  - Increase maximum urethral closing pressure
  - Reduction 24-hour pad weight
  - Increased blood flow
- Ongoing 45 pt. Multicenter Pivotal Trial
  - Anticipate >50% enrollment by YE 2016
  - Anticipate enrollment completion 2017

Development Plan

- Ongoing pivotal trial sufficient for approval/reimbursement
- Assuming positive data, seek approval and reimbursement based on 12 month assessment
- Potential partnering opportunity

1. Gotoh *et al.* (2014) Int J Urology 21 (3) 294-300
2. Yamamoto *et al.* (2012) Int J Urology 19 (7) 652-9

cytori 9/13/2016 26

Radiation/Thermal Burn Program Objectives Development medical countermeasure for mass casualty event- thermal burn ± radiation exposure Proof of concept clinical data for use of Cytori Cell Therapy in wound healing Support Funded by contract of up to $106MM from Biomedical Advanced Research and Development Authority (BARDA) $18.7MM of funding allocated through September 2016 Progress/ Preclinical Data Improvement in multiple tissue repair parameters following administration of Cytori Cell Therapy1,2 Effective via multiple routes of administration1,2 Efficacy sustained following substantial exposure to radiation dose3 Development Plan Submit IDE application in 2016 for a pilot clinical trial Enrollment begins 2017 Additional funding anticipated, pending receipt of IDE approval for clinical trial 1. Foubert et al. (2015) Burns doi:10.1016/j.burns.2015.05.004 2. Foubert et al. (2015) Adv Wound Care doi:10.1089/wound.2015.0672 3. Foubert et al (manuscript in preparation)

Corporate Information

89 patents issued worldwide; over 76 applications pending Cytori Cell Therapy: Global Patent Estate Goal: Protect Cytori’s proprietary methods and devices for manufacturing Cytori Cell Therapy, as well as methods of using Cytori Cell Therapy in the treatment of scleroderma, and several other indications, including osteoarthritis and SUI. 28% 15% 11% 25% 21% OTHER USA EU JAPAN ASIA-PACIFIC

Capitalization Summary Select Data – as of 6/30/16 Cash ~ $20.0MM Senior term loan ~ $17.7MM Common Shares outstanding ~ 20.5MM Outstanding options, RSAs and warrants ~ 4.4MM Fully diluted share count ~ 24.9MM Market capitalization ~ $42MM* * Based on share price of $2.05 at closing on September 2, 2016.

Update- Corporate Objectives & Milestones 2016 Milestones 1st Half EU MAP program launch 24 WK ACT-OA interim data evaluation SCLERADEC-I two year follow-up data Full STAR phase III trial enrollment 2nd Half 48 WK ACT-OA data evaluation Japan & MAP progress reported FDA BARDA and Orphan approvals SCLERADEC-I three year follow-up data SCLERADEC-II enrollment slow 2017 Milestones STAR Phase III one year follow-up data SCLERADEC-II 24 WK follow-up data Submit for US FDA PMA approval scleroderma Submit for EMA marketing authorization scleroderma US Phase I BARDA-funded trial enrollment Full ADRESU enrollment

Thank You